Exhibit 10.36
SEVENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS
     THIS SEVENTH AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of April 20, 2009 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Consenting Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     1. The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
     2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
     3. The U.S. Borrower and the Canadian Borrower (collectively, the “Combined Borrowers”) have requested (a) that the Global Borrowing Base (as defined in each of the Combined Credit Agreements) be reaffirmed, the U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) be increased, the Allocated U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) be increased, and the Allocated Canadian Borrowing Base (as defined in each of the Combined Credit Agreements) be decreased, all as set forth herein and (b) that the Combined Credit Agreements be amended to amend certain other terms of the Combined Credit Agreements in certain respects as provided in this Amendment.
     4. The U.S. Borrower has advised the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders that the U.S. Borrower has entered into a Memorandum of Understanding dated March 16, 2009 (the “MOU”), a copy of which was provided to the Combined Lenders on March 26, 2009, pursuant to which the following transactions may occur: (i) the U.S. Borrower will sell an undivided 27.5% interest in certain oil and gas properties identified on Exhibit B to the MOU to the Purchasers identified in the MOU

(collectively, the “Subject Properties”), (ii) the U.S. Borrower and Purchasers shall enter into an agreement (the “Subject Properties Hedge Agreement”), pursuant to which the U.S. Borrower will guarantee a commodity price to the Purchasers, which commodity price will not be materially different from the commodity price (or prices) that the U.S. Borrower has locked in pursuant to Hedge Transactions it has entered into which cover anticipated production from the Subject Properties and/or other oil and gas properties owned by the U.S. Borrower and the other Loan Parties, and (iii) the U.S. Borrower and Purchasers shall enter into other agreements related to the Subject Properties as specified in the MOU. The transactions described in this paragraph (including, without limitation, the transactions contemplated by the MOU) and the transactions contemplated by Section X and the last sentence of Section VII of this Amendment and which expressly relate to the transactions contemplated by the MOU (including, without limitation, any amendments to, and consents under, the Combined Loan Documents which may be effected by this Amendment and actions that the Loan Parties are required to take in connection therewith on or before the Subject Transactions Closing Date (as defined below)) are collectively referred to herein as the “Subject Transactions.”
     5. The U.S. Borrower and the Canadian Borrower have requested that the Combined Lenders consent to the consummation of the Subject Transactions, and, in reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction or waiver of the conditions precedent, set forth herein, the Consenting Combined Lenders consent to the consummation of the Subject Transactions as provided in Section VII hereof.
     6. Subject to and upon the terms and conditions set forth herein, the Combined Lenders have agreed to the Combined Borrowers’ requests.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
     I. Amendments to U.S. Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section XI hereof, the U.S. Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section I:
     A. Amendment to Definition of Alternate Base Rate. The definition of “Alternate Base Rate” contained in Section 1.1 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:
     “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate, respectively. If for any reason the Global Administrative Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of the Global Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Alternate Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.
     B. Amendment to Definition of Applicable Margin. The definition of “Applicable Margin” contained in Section 1.1 of the U.S. Credit Agreement shall be amended in its entirety to read as follows:
          “Applicable Margin” means:
          (a) for any day during the Second-Lien Period, and with respect to any Eurodollar Loans, any ABR Loans, any Specified Rate Swingline Loans or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “ABR Loans”, “Specified Rate Swingline Loans” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

			Specified Rate
			Swingline	Commitment
Global Borrowing	Eurodollar Loan	ABR Loans (in	Loans (in basis	Fees (in basis
Base Utilization:	(in basis points)	basis points)	points)	points)
Less than 25%	225.0	137.5	225.0	50.0
25% or greater and less than 50%	250.0	162.5	250.0	50.0
50% or greater and less than 75%	275.0	187.5	275.0	50.0
75% or greater and less than 90%	300.0	212.5	300.0	50.0
90% or greater	325.0	237.5	325.0	50.0
          (b) for any day other than a day during the Second-Lien Period, and with respect to any Eurodollar Loans, any ABR Loans, any Specified Rate Swingline Loans or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “ABR Loans”, “Specified Rate Swingline Loans” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

			Specified Rate
			Swingline	Commitment
Global Borrowing	Eurodollar Loan	ABR Loans (in	Loans (in basis	Fees (in basis
Base Utilization:	(in basis points)	basis points)	points)	points)
Less than 25%	200.0	112.5	200.0	50.0
25% or greater and less than 50%	225.0	137.5	225.0	50.0
50% or greater and less than 75%	250.0	162.5	250.0	50.0
75% or greater and less than 90%	275.0	187.5	275.0	50.0
90% or greater	300.0	212.5	300.0	50.0
In the case of each of clauses (a) and (b) above, (i) any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization, and (ii) any change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
     C. Amendment to Definition of Obligations. The definition of “Obligations” contained in Section 1.1 of the U.S. Credit Agreement shall be amended by deleting the reference to “Lender or any Affiliate of a Lender” and inserting the following in lieu thereof: “Secured Hedging Provider, including any Hedge Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (i) after such Secured Hedging Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Hedging Provider to another Secured Hedging Provider that is not a Lender or an Affiliate of a Lender”.
     D. Additional Definitions. Section 1.1 of the U.S. Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:
     “Defaulting Lender” means any Lender, as reasonably determined by the Global Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Global Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Global Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Global Administrative Agent, (d) otherwise failed to pay over to the Global Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof.
     “Secured Hedging Provider” means any Person that is a party to a Hedging Agreement with the Borrower or any of its Subsidiaries that entered into such Hedging Agreement while such Person was a Lender or an Affiliate of a Lender, whether or not such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be.
     “Seventh Amendment” means that certain Seventh Amendment to Combined Credit Agreements dated as of April 20, 2009, by and among the Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders party thereto.
     “Subject Properties Hedge Agreement” has the meaning given to the term “Subject Properties Hedge Agreement” in the Seventh Amendment.
     E. Amendment to Replacement of Lenders Provision. Clause (iv) of Section 2.20(b) of the U.S. Credit Agreement shall be deleted and replaced in its entirety with the following:
          “any Lender becomes a Defaulting Lender hereunder,”
     F. Defaulting Lenders Provision. Article II of the U.S. Credit Agreement shall be amended to add the new Section 2.22 at the end thereof which shall read in full as follows:
     “SECTION 2.22 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender or is removed as a Lender pursuant to Section 2.20, the following provisions shall apply:
     (a) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender, then the Borrower shall within one Business Day following notice by the Global Administrative Agent (A)(x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.5(i) until the date such LC Exposure is no longer outstanding, or (B) enter into arrangements satisfactory to the

Global Administrative Agent, the Issuing Bank, the Swingline Lender, and the Borrower;
     (b) so long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.22(a) (or such other arrangements as are satisfactory to the Global Administrative Agent, the Issuing Bank, the Swingline Lender, and the Borrower); and
     (c) for the avoidance of doubt, the Borrower shall retain and reserve its other rights and remedies respecting each Defaulting Lender.”
     G. Amendment to Asset Dispositions Covenant. Section 7.5(a) of the U.S. Credit Agreement shall be amended by amending and restating the first proviso following subsection (xiv) to read in full as follows:
“provided, that, so long as no Default or Event of Default has occurred which is continuing, the Borrower and each other Loan Party shall be permitted to sell or dispose of Mineral Interests and/or terminate, unwind, cancel or otherwise dispose of Hedging Transactions during any period between Scheduled Redeterminations if and to the extent the aggregate amount of the Net Cash Proceeds from such Hedging Transactions and the Recognized Value (measured at the time of such sale or disposition of such Mineral Interests) of such Mineral Interests does not exceed five percent (5%) of the Global Borrowing Base in effect during such period;”
     H. Amendment to Hedge Transactions Covenant. Section 7.11 of the U.S. Credit Agreement shall be amended by inserting the following sentence after the last sentence thereof:
“The Borrower will not, nor will the Borrower permit any other Loan Party to, (a) guarantee a commodity price under the Subject Properties Hedge Agreement unless the Borrower has entered into one or more Hedge Transactions that provide for a commodity price for a volume that is not materially different from the commodity price and volume guaranteed under the Subject Properties Hedge Agreement, and (b) terminate, unwind, cancel or otherwise dispose of any Hedge Transactions that are entered into to satisfy the requirements of clause (a) of this sentence.”
     I. Amendment to Collateral Matters; Hedging Agreements Provision. Section 10.15 of the U.S. Credit Agreement shall be amended and restated in full as follows:
“SECTION 10.15 Collateral Matters; Hedging Agreements. The benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral shall also extend to and be available to the Secured Hedging Providers on a pro rata basis in respect of any Hedging Obligations of the Borrower or any of its Subsidiaries, including any Hedge Obligations in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (i) after a Secured Hedging Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Hedging Provider to another Secured Hedging Provider that is not a Lender or an Affiliate of a Lender; provided that it is the intention of the parties hereto that repayment of the Hedging Obligations of the Borrower and its Subsidiaries under any Hedging Agreement with a Secured Hedging Provider from realization of any Collateral shall be subject to the terms of the Intercreditor Agreement and Security Documents. No Lender, any Affiliate of a Lender, or any Secured Hedging Provider shall have any voting rights under any Loan Document as a result of the existence of obligations owing to it under any Hedging Agreement.”
     II. Amendments to Canadian Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section XI hereof, the Canadian Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section II:
     A. Amendment to Definition of Applicable Margin. The definition of “Applicable Margin” contained in Section 1.1 of the Canadian Credit Agreement shall be amended in their entirety to read as follows:
     “Applicable Margin” means:
     (a) for any day during the Second-Lien Period, and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers’ Acceptances or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “U.S. Prime Loans”, “Canadian Prime Loans”, “Bankers’ Acceptances Stamping Fee” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

				Bankers’
		U.S. Prime	Canadian	Acceptances
Global		Loans (in	Prime Loans	Stamping Fee	Commitment
Borrowing Base	Eurodollar Loan	basis	(in basis	(in basis	Fees (in basis
Utilization:	(in basis points)	points)	points)	points)	points)
Less than 25%	225.0	137.5	137.5	225.0	50.0
25% or greater and less than 50%	250.0	162.5	162.5	250.0	50.0
50% or greater and less than 75%	275.0	187.5	187.5	275.0	50.0
75% or greater and less than 90%	300.0	212.5	212.5	300.0	50.0
90% or greater	325.0	237.5	237.5	325.0	50.0
     (b) for any day other than a day during the Second-Lien Period, and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers’ Acceptances or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “U.S. Prime Loans”, “Canadian Prime Loans”, “Bankers’ Acceptances Stamping Fee” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

				Bankers’
		U.S. Prime	Canadian	Acceptances
Global		Loans (in	Prime Loans	Stamping Fee	Commitment
Borrowing Base	Eurodollar Loan	basis	(in basis	(in basis	Fees (in basis
Utilization:	(in basis points)	points)	points)	points)	points)
Less than 25%	200.0	112.5	112.5	200.0	50.0
25% or greater and less than 50%	225.0	137.5	137.5	225.0	50.0
50% or greater and less than 75%	250.0	162.5	162.5	250.0	50.0
75% or greater and less than 90%	275.0	187.5	187.5	275.0	50.0
90% or greater	300.0	212.5	212.5	300.0	50.0
In the case of each of clauses (a) and (b) above, (i) any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization, and (ii) any change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
     B. Amendment to Definition of Obligations. The definition of “Obligations” contained in Section 1.1 of the Canadian Credit Agreement shall be amended by deleting the reference to “Lender or any Affiliate of a Lender” and inserting the following in lieu thereof: “Secured Hedging Provider, including any Hedge Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (i) after such Secured Hedging Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Hedging Provider to another Secured Hedging Provider that is not a Lender or an Affiliate of a Lender”.
     C. Additional Definitions. Section 1.1 of the Canadian Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:
     “Defaulting Lender” means any Lender, as reasonably determined by the Global Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Global Administrative Agent, the Issuing Bank, the Accepting Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Global Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and BA Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Global Administrative Agent, (d) otherwise failed to pay over to the Global Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof.
     “Secured Hedging Provider” means any Person that is a party to a Hedging Agreement with the Borrower or any of its Subsidiaries that entered into such Hedging Agreement while such Person was a Lender or an Affiliate of a Lender, whether or not such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be.
     D. Amendment to Replacement of Lenders Provision. Clause (iv) of Section 2.19(b) of the Canadian Credit Agreement shall be deleted and replaced in its entirety with the following:
     “any Lender becomes a Defaulting Lender hereunder,”
     E. Defaulting Lenders Provision. Article II of the Canadian Credit Agreement shall be amended to add the new Section 2.22 at the end thereof which shall read in full as follows:
     “SECTION 2.22 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender or is removed as a Lender pursuant to Section 2.19, the following provisions shall apply:
     (a) if any BA Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender, then the Borrower shall within one Business Day following notice by the Global Administrative Agent (A)(x) first, prepay such BA Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.4(i) until the date such LC Exposure is no longer outstanding, or (B) enter into arrangements satisfactory to the Global

Administrative Agent, the Accepting Lender, the Issuing Bank, and the Borrower;
     (b) so long as any Lender is a Defaulting Lender, the Accepting Lender shall not be required to accept any Bankers’ Acceptance and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.22(a) (or such other arrangements as are satisfactory to the Global Administrative Agent, the Accepting Lender, the Issuing Bank, and the Borrower); and
     (c) for the avoidance of doubt, the Borrower shall retain and reserve its other rights and remedies respecting each Defaulting Lender.”
     F. Amendment to Collateral Matters; Hedging Agreements Provision. Section 10.15 of the Canadian Credit Agreement shall be amended and restated in full as follows:
     “SECTION 10.15 Collateral Matters; Hedging Agreements. The benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral shall also extend to and be available to the Secured Hedging Providers on a pro rata basis in respect of any Hedging Obligations of the Borrower or any of its Subsidiaries, including any Hedge Obligations in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (i) after a Secured Hedging Provider ceases to be a Lender or an Affiliate of a Lender or (ii) after assignment by a Secured Hedging Provider to another Secured Hedging Provider that is not a Lender or an Affiliate of a Lender; provided that it is the intention of the parties hereto that repayment of the Hedging Obligations of the Borrower and its Subsidiaries under any Hedging Agreement with a Secured Hedging Provider from realization of any Collateral shall be subject to the terms of the Intercreditor Agreement and Security Documents. No Lender, any Affiliate of a Lender, or any Secured Hedging Provider shall have any voting rights under any Loan Document as a result of the existence of obligations owing to it under any Hedging Agreement.”
     III. Global Borrowing Base.
     A. Subject to adjustments pursuant to Sections 2.8(d), (e), (g), and (h) of the U.S. Credit Agreement or Sections 2.7(d), (e), (g), and (h) of the Canadian Credit Agreement, by execution of this Amendment, each of the Global Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower agree during the period from the date hereof to the date of the next redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) pursuant to the provisions of Section 2.8 of the U.S. Credit Agreement or Section 2.7 of the Canadian Credit Agreement that (a) the Global Borrowing Base (as defined in each of the Combined Credit Agreements) shall be reaffirmed at U.S.$1,200,000,000, (b) the U.S. Borrowing Base shall equal U.S.$950,000,000, (c) the Allocated U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$900,000,000, and (d) the Allocated Canadian Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$300,000,000.

     B. Each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree and acknowledge that (a) the determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and U.S. Borrowing Base set forth in Section III.A of this Amendment is the calendar year 2009 Scheduled Redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base pursuant to Section 2.8(b) of the U.S. Credit Agreement or Section 2.7(b) of the Canadian Credit Agreement and (b) such determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base shall not be considered as a request for a “discretionary determination” of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base by the Borrower, the Global Administrative Agent, the Required Lenders (in the case of the Global Borrowing Base) or the U.S. Supermajority Lenders (in the case of the U.S. Borrowing Base) for the purposes of Section 2.8(e) of the U.S. Credit Agreement or Section 2.7(e) of the Canadian Credit Agreement.
     C. In accordance with Section 2.1(c) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, the Global Administrative Agent hereby notifies the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower of the reallocation of the Global Commitments under the Combined Credit Agreements as set forth and described on Schedule 2.1 – U.S. Credit Agreement and Schedule 2.1 – Canadian Credit Agreement attached hereto.
     D. The parties hereto agree that the Global Borrowing Base and the U.S. Borrowing Base shall be redetermined on or about November 1, 2009 (or such date promptly thereafter as reasonably possible (a) based on the Reserve Report delivered and such other engineering, production, operating and other data delivered to the Global Administrative Agent by the U.S. Borrower and (b) in accordance with, and consistent with, the provisions of Section 2.8(e) of the U.S. Credit Agreement). The U.S. Borrower shall furnish to the Global Administrative Agent a Reserve Report in form and substance reasonably satisfactory to the Global Administrative Agent on or prior to October 1, 2009, to facilitate such redetermination which shall otherwise be conducted in accordance with Section 2.8(e) of the U.S. Credit Agreement. For the avoidance of doubt, this redetermination shall be in addition to, and shall not be considered as a request for, any other redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) or the U.S. Borrowing Base required or permitted under the U.S. Credit Agreement or the Canadian Credit Agreement, including, without limitation, any discretionary redetermination permitted under the U.S. Credit Agreement or the Canadian Credit Agreement.
     IV. Rearrangement of Existing Loans. As of the Effective Date and in connection with the redeterminations set forth in Section III hereof:
     A. All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement as of the date of such effectiveness shall hereby become Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement (as amended hereby).
     B. In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit (as defined in each of the Combined Credit Agreements) issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Effective Date” and “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Effective Date,” each as attached to this Amendment. The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.
     V. Amendment to Schedule 2.1 of U.S. Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section XI hereof, Schedule 2.1 to the U.S. Credit Agreement shall be deleted in its entirety and “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Effective Date” attached to this Amendment shall be substituted in lieu thereof, effective as of the Effective Date.
     VI. Amendment to Schedule 2.1 of Canadian Credit Agreement. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section XI hereof, Schedule 2.1 to the Canadian Credit Agreement shall be deleted in its entirety and “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Effective Date” attached to this Amendment shall be substituted in lieu thereof, effective as of the Effective Date.
     VII. Consent to Subject Transactions. The consummation of the Subject Transactions (or certain transactions comprising the Subject Transactions) are, without giving effect to this Amendment, prohibited by certain provisions of the Combined Credit Agreements and the other Combined Loan Documents, including, without limitation, Section 7.5 of the U.S. Credit Agreement, and the U.S. Borrower and the Canadian Borrower hereby request that the Combined Lenders consent to the consummation of the Subject Transactions. In reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section X hereof, the Consenting Combined Lenders hereby consent to the consummation of the Subject Transactions as of the Subject Transactions Closing Date (hereinafter defined). Effective as of the Subject Transactions Closing Date, the Global Administrative Agent is hereby authorized and directed to execute and deliver such documents and instruments, including without limitation lien releases, as may be required to release the Liens of the Global Administrative Agent upon the Subject Properties.
     VIII. Amendments Effective Upon Subject Transactions Closing Date. Upon the Subject Transactions Closing Date, the following additional amendments shall be effective:
     A. Global Borrowing Base.
     1. Subject to adjustments pursuant to Sections 2.8(d), (e), (g), and (h) of the U.S. Credit Agreement or Sections 2.7(d), (e), (g), and (h) of the Canadian Credit Agreement, by execution of this Amendment, and except as provided in Section VIII.D below, each of the Global Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower agree during the period from the date hereof to the date of the next redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) pursuant to the provisions of Section 2.8 of the U.S. Credit Agreement or Section 2.7 of the Canadian Credit Agreement that (a) the Global Borrowing Base (as defined in each of the Combined Credit Agreements) shall be decreased to U.S.$1,125,000,000, (b) the U.S. Borrowing Base shall be decreased to U.S.$875,000,000, (c) the Allocated U.S. Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$825,000,000, and (d) the Allocated Canadian Borrowing Base (as defined in each of the Combined Credit Agreements) shall equal U.S.$300,000,000.
     2. Each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree and acknowledge that (a) the determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and U.S. Borrowing Base set forth in Section VIII.A.1 of this Amendment is not a Scheduled Redetermination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base pursuant to Section 2.8(b) of the U.S. Credit Agreement or Section 2.7(b) of the Canadian Credit Agreement and (b) such determination of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base shall not be considered as a request for a “discretionary determination” of the Global Borrowing Base (as defined in each of the Combined Credit Agreements) and the U.S. Borrowing Base by the Borrower, the Global Administrative Agent or the Required Lenders for the purposes of Section 2.8(e) of the U.S. Credit Agreement or Section 2.7(e) of the Canadian Credit Agreement.
     3. In accordance with Section 2.1(c) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, the Global Administrative Agent hereby notifies the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower of the reallocation of the Global Commitments under the Combined Credit Agreements as set forth and described on “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date” and “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date” attached hereto, except as provided in Section VIII.D below.

     B. Amendment to Schedule 2.1 of U.S. Credit Agreement. Subject to Section VIII.D below, in reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section X hereof, Schedule 2.1 to the U.S. Credit Agreement shall be deleted in its entirety and “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date” attached to this Amendment shall be substituted in lieu thereof, effective as of the Subject Transactions Closing Date.
     C. Amendment to Schedule 2.1 of Canadian Credit Agreement. Subject to Section VIII.D below, in reliance on the representations and warranties of the U.S. Borrower and the Canadian Borrower contained herein, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section X hereof, Schedule 2.1 to the Canadian Credit Agreement shall be deleted in its entirety and “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date” attached to this Amendment shall be substituted in lieu thereof, effective as of the Subject Transactions Closing Date.
     D. Optional Borrowing Base Redetermination Related to Subject Transactions. On or after April 20, 2009 and on or before the earlier of (i) the consummation of the Subject Transactions or (ii) June 30, 2009, the U.S. Borrower shall have the right by written notice to the Global Administrative Agent to request a discretionary redetermination of the Global Borrowing Base and the U.S. Borrowing Base. The U.S. Borrower shall comply with the terms of Section 2.8(e) of the U.S. Credit Agreement in seeking such discretionary redetermination; provided that, for the avoidance of doubt, the discretionary redetermination contemplated by this Section VIII.D shall not constitute a usage by the U.S. Borrower of its right once per calendar year to request an unscheduled redetermination pursuant to Section 2.8(e) of the U.S. Credit Agreement or Section 2.7(e) of the Canadian Credit Agreement. If the results of this discretionary redetermination are favorable to the U.S. Borrower (i.e., the Global Borrowing Base and/or the U.S. Borrowing Base are greater than the Global Borrowing Base and/or the U.S. Borrowing Base set forth in Section VIII.A) and the U.S. Borrower agrees with such redetermination, the U.S. Borrower shall execute such documents as the Global Administrative Agent may require to confirm such redetermination, and the Global Administrative Agent shall provide a revised Schedule 2.1 to U.S. Credit Agreement, which shall replace “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date,” and a revised Schedule 2.1 to Canadian Credit Agreement, which shall replace “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date.” If the results of this discretionary redetermination are unfavorable to the U.S. Borrower, such determination shall not be effective and the provisions of Section VIII.A above shall be effective upon the occurrence of the Subject Transactions Closing Date until the next scheduled or discretionary redetermination of the Global Borrowing Base and the U.S. Borrowing Base shall occur.
     IX. Rearrangement of Existing Loans. As of the Subject Transactions Closing Date and in connection with the redeterminations set forth in Sections VIII.A or VIII.D hereof:
     A. All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the Subject Transactions Closing Date shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement as of the Subject Transactions Closing Date shall hereby become Combined Loans and Letters of Credit (as defined in each of the Combined Credit Agreements) outstanding under the applicable Combined Credit Agreement (as amended hereby).
     B. In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the Subject Transactions Closing Date (the “Subject Transactions Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit (as defined in each of the Combined Credit Agreements) issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on “Schedule 2.1 – U.S. Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date” and “Schedule 2.1 – Canadian Credit Agreement Global Commitments and Commitments Upon Subject Transactions Closing Date,” each as attached to this Amendment, subject to adjustments that may occur as a result of Section VIII.D and adjustments to reflect any subsequent assignment permitted under Section 10.4 of the U.S. Credit Agreement and the Canadian Credit Agreement. The foregoing assignments, transfers and conveyances are without recourse to the Subject Transactions Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Subject Transactions Existing Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Subject Transactions Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.
     X. Effectiveness of Subject Transactions. The consent contained in Section VII hereof shall be effective as of the date when the following conditions precedent have been satisfied (the “Subject Transactions Closing Date”):
     A. The Subject Transactions shall be consummated on or prior to June 30, 2009 and on materially the same terms and conditions described in the MOU (including, without limitation, the Subject Transactions shall be consummated for the consideration set forth therein), and the Global Administrative Agent shall have received (i) copies of all material agreements evidencing the Subject Transactions, including any and all supplements, amendments or modifications thereto, which documents, and supplements, amendments or modifications thereto shall be certified by the Borrower as true, correct and complete, and all of which agreements shall be reasonably satisfactory to the Global Administrative Agent in its sole discretion, (ii) evidence that the Subject Transactions shall close simultaneously with the occurrence of the Subject Transactions Closing Date, all conditions precedent to the effectiveness of the Subject Transactions shall have been satisfied or waived to the extent not materially adverse to the interests of the Combined Lenders and all Net Cash Proceeds thereof shall have been paid to reduce the Obligations (as defined after giving effect to this Amendment) to the extent required to comply with the U.S. Credit Agreement and Section X.C of this Amendment, and thereafter to prepay a portion of the Second-Lien Term Debt to the extent expressly required under the Second Lien Credit Agreement, and (iii) any other documents and information regarding the Subject Transactions reasonably requested by the Global Administrative Agent.
     B. The Global Administrative Agent shall have received counterparts of such Security Documents (if any), duly executed and delivered by the applicable Loan Parties, as applicable, all related financing statements and a customary legal opinion to the extent reasonably requested by the Global Administrative Agent or its counsel, such that the representations and warranties contained in the Combined Credit Agreements, including, without limitation, Section 3.5, Section 3.7 and Section 3.25 of the U.S. Credit Agreement and Section 3.16 of the Canadian Credit Agreement, and the covenants contained in the Combined Credit Agreements, including, without limitation, Section 5.17 of the U.S. Credit Agreement and Section 5.10 of the Canadian Credit Agreement (in each case after giving effect to this Amendment), are true and correct in all material respects on the Subject Transactions Closing Date.
     C. On the Subject Transactions Closing Date, and after giving effect to the consummation of the Subject Transactions, any payments required under the Second Lien Loan Documents related thereto, and the terms of this Amendment (for the avoidance of doubt, including, without limitation, the amendments in Section VIII of this Amendment), no Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency shall have occurred which is continuing, nor shall any Subject Transaction result in any Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency (calculated both before and after giving effect to the terms of this Amendment, including, without limitation, the reduction in the Global Borrowing Base set forth in Section VIII.A.1 of this Amendment [for the avoidance of doubt, the sum of the Global Availability and Excess Available Cash of the U.S. Borrower shall not be less than an amount equal to the greater of (i) 10% of $1,125,000,000 (or such other amount as may be determined to be the Global Borrowing Base pursuant to Section VIII.D) and (ii) $100,000,000]).
     D. The Combined Borrowers shall have paid all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred as of the Subject Transactions Closing Date, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to such applicable date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other Combined Loan Documents to be executed and delivered in connection therewith.
     E. The Collateral and Borrowing Base Properties shall be free and clear of all Liens, except Permitted Encumbrances. All filings, notices, recordings and other action necessary to perfect the Liens in the Collateral shall have been made, given or accomplished or arrangements for the completion thereof reasonably satisfactory to the Global Administrative Agent and its counsel shall have been made and all filing fees and other expenses related to such actions shall either have been paid in full or arrangements shall have been made for their payment in full which are reasonably satisfactory to the Global Administrative Agent.

     F. The Global Administrative Agent shall have received a certificate, signed by an Authorized Officer of the U.S. Borrower, (i) stating that no event or condition has occurred since December 31, 2008, which would reasonably be expected to have a Material Adverse Effect, (ii) stating that upon delivery of such certificate, all conditions precedent set forth in Section X of this Amendment have been satisfied or waived by the Majority Lenders, and (iii) confirming its calculation that no consent to the Subject Transaction is required under Section 7.05(h) of the Second Lien Credit Agreement.
     G. The Global Administrative Agent shall have received evidence that the U.S. Borrower has caused all Liens required to be granted to the Second Lien Administrative Agent pursuant to the terms of the Second-Lien Loan Documents (if any) to be granted simultaneously herewith.
     H. The Global Administrative Agent shall have received such other customary legal opinions, instruments and documents as any of the Global Administrative Agent, the Combined Lenders or their counsel may have reasonably requested.
     XI. Conditions Precedent to Amendment. This Amendment shall be effective as of the date first set forth above when the following conditions precedent have been satisfied (the “Effective Date”):
     A. The Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     B. The Combined Borrowers shall have paid (i) all reasonable out-of-pocket fees and expenses of counsel for the Global Administrative Agent incurred, to the extent the same have been invoiced and sent to the U.S. Borrower at least two (2) Business Days prior to the Effective Date, including all such out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and any other Combined Loan Documents to be executed and delivered in connection therewith and (ii) any and all fees payable to Global Administrative Agent or certain Combined Lenders pursuant to or in connection with this Amendment in consideration for the agreements set forth herein.
     C. Each Combined Lender whose Global Commitment is increasing or decreasing hereunder that has requested a Note shall have received a duly completed and executed Note, payable to the order of such Combined Lender.
     D. If, on the Effective Date, any Eurodollar Borrowings are outstanding under the Combined Credit Agreements and if the Effective Date is not the last day of the Interest Period(s) in respect of such Eurodollar Borrowings, the Combined Borrowers shall have paid any compensation required under Section 2.17 of the U.S. Credit Agreement and Section 2.16 of the Canadian Credit Agreement.

     E. No Default, Event of Default, Global Borrowing Base Deficiency, U.S. Borrowing Base Deficiency or Global Availability Deficiency shall have occurred which is continuing.
     XII. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:
          (i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).
          (ii) Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
          (iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
          (iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (v) Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents or the Subject Transactions, after giving effect to the amendments and consents contained herein. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.
          (vi) No event or events have occurred since December 31, 2008 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
     XIII. Defined Terms. Capitalized terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.
     XIV. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
     XV. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I, II, V, VI AND VIII OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
     XVI. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     XVII. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
     XVIII. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     XIX. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void). Nothing in this Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Amendment.
     XX. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
     XXI. Loan Document. This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER QUICKSILVER RESOURCES INC., a Delaware corporation, as U.S. Borrower
By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

CANADIAN BORROWER QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation, as Canadian Borrower
By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

Each of the undersigned (i) acknowledge, consent and agree to this Amendment and each of the terms and provisions contained herein, and (ii) agree that the Combined Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND AGREED TO as of the date first above written: COWTOWN GAS PROCESSING L.P., a Texas limited partnership
By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation
By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation
By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer

COWTOWN PIPELINE L.P., a Texas limited partnership
By:	Cowtown Pipeline Management, Inc., its general partner

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Vice President – Treasurer
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

AGENTS AND COMBINED LENDERS JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender
By:	/s/ Kimberly A. Coil
Kimberly A. Coil
Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender
By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A., as a U.S. Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS, as a U.S. Lender
By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL CORP., as a U.S. Lender
By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a U.S. Lender
By:	/s/ David G. Mills
Name:	David Mills
Title:	Managing Director

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender
By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender
By:	/s/ Lucy Walker
Name:	Lucy Walker
Title:	Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a U.S. Lender
By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., as a U.S. Lender
By:	/s/ Amy Pincu
Name:	Amy Pincu
Title:	Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as a U.S. Lender
By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO BANK, N.A., as a U.S. Lender
By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender
By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMPASS BANK, as a U.S. Lender

By: Name:	/s/ Dorothy Marchand Dorothy Marchand
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By: Name:	/s/ Stephen W. Warfel Stephen W. Warfel
Title:	Managing Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, as a U.S. Lender

By: Name:	/s/ Rebecca L. Wilson Rebecca L. Wilson
Title:	Assistant Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

STERLING BANK, as a U.S. Lender

By: Name:	/s/ Melissa A. Bauman Melissa A. Bauman
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CIBC INC., as a U.S. Lender

By: Name:	/s/ Dominic J. Sorresso Dominic J. Sorresso
Title:	Executive Director

Authorized Signatory
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a U.S. Lender

By:
Name:
Title:

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

EXPORT DEVELOPMENT CANADA, as a U.S. Lender

By: Name:	/s/ Janine Dopson Janine Dopson
Title:	Loan Asset Manager

By: Name:	/s/ Shawn Cusick Shawn Cusick
Title:	Loan Portfolio Manager
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a U.S. Lender

By: Name:	/s/ Maria Lund Maria Lund
Title:	Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By: Name:	/s/ Vanessa Gomez Vanessa Gomez
Title:	Director

By: Name:	/s/ Mikhail Faybusovich Mikhail Faybusovich
Title:	Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SCOTIABANC INC.,
as a U.S. Lender

By: Name:	/s/ J.F. Todd J.F. Todd
Title:	Managing Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

GOLDMAN SACHS BANK USA, as a U.S. Lender

By: Name:	/s/ Andrew Caditz Andrew Caditz
Title:	Authorized Signatory
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By: Name:	/s/ Medina Sales de Andrade Medina Sales de Andrade
Title:	Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian Lender

By: Name:	/s/ Chris Rice Chris Rice
Title:	Vice President

By: Name:	/s/ Michael Gosselin Michael Gosselin
Title:	Managing Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By: Name:	/s/ Doug Clark Doug Clark
Title:	Director

By: Name:	/s/ Cory Wallin Cory Wallin
Title:	Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By: Name:	/s/ Stacey Strike Stacey Strike
Title:	Director

By: Name:	/s/ Andrew Kellock Andrew Kellock
Title:	Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Eitan Szlak Eitan Szlak
Title:	Vice President

By: Name:	/s/ Marcellus Leung Marcellus Leung
Title:	Assistant Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a Canadian Lender

By: Name:	/s/ Tom Byargeon Tom Byargeon
Title:	Managing Director

By: Name:	/s/ Sharada Manne Sharada Manne
Title:	Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By: Name:	/s/ Ivan Davey Ivan Davey
Title:	Authorised Signer
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK, CANADA BRANCH, (formerly known as Union Bank of California, N.A., Canada Branch) as a Canadian Lender

By: Name:	/s/ Phil Taylor Phil Taylor
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By: Name:	/s/ Paul D. Young Paul D. Young
Title:	Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By: Name:	/s/ Debbi L. Brito Debbi L. Brito
Title:	Authorized Signatory
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By: Name:	/s/ Susan Atherton Susan Atherton
Title:	Principal Officer
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By: Name:	/s/ Alfred Lee Alfred Lee
Title:	Senior Vice President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By: Name:	/s/ David Baldoni David BALDONI
Title:	Managing Director

By: Name:	/s/ Paul Primavesi Paul PRIMAVESI
Title:	Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By: Name:	/s/ Omer Ahmed Omer Ahmed
Title:	Portfolio Manager
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By: Name:	/s/ Randy Geislinger Randy Geislinger
Title:	Executive Director

By: Name:	/s/ Chris Perks Chris Perks
Title:	Executive Director
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender

By:
Name:
Title:

[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By: Name:	/s/ Alain Daoust Alain Daoust
Title:	Director

By: Name:	/s/ Steve W. Fuh Steve W. Fuh
Title:	Vice-President
[Signature Page]
Seventh Amendment to Combined Credit Agreements
Quicksilver Resources Inc.